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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2004
                                                           ------------

                                  Langer, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-12991                 11-2239561
-----------------------------    ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

 450 Commack Road, Deer Park, New York                        11729 - 4510
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: 631-667-1200


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  The following Exhibit is filed as part of this Current Report on Form 8-K:

                  Exhibit 99.1 Press Release dated May 17, 2004, with respect to the Registrant's results for the three-month period ended March 31, 2004 (furnished only).

Item 12.          Results of Operations and Financial Condition.

                  On May 17, 2004, Langer, Inc. (the "Registrant") announced financial results for the three-month period ended March 31, 2004. A copy of the press release announcing the Registrant's financial results for such period is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004

LANGER, INC.

By:  /s/ Andrew H. Meyers
    ------------------------------------------------
         Andrew H. Meyers
         President and Chief Executive Officer


By:  /s/ Joseph P. Ciavarella
    ------------------------------------------------
         Joseph P. Ciavarella
         Vice President and Chief Financial Officer



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                                  Exhibit Index

Exhibit 99.1 Press Release dated May 17, 2004.